UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IDEX Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IDEX CORPORATION IDEX CORPORATION 3100 SANDERS RD, SUITE 301 NORTHBROOK, IL 60062 Your Vote Counts! IDEX CORPORATION 2026 Annual Meeting to be held on May 6, 2026 Vote by May 5, 2026 11:59 PM ET V87860-P40940 You invested in IDEX CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 6, 2026. Get informed before you vote View the Notice of the Annual Meeting, Proxy Statement and Annual Report on Form 10-K of IDEX Corporation online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting one prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 6, 2026 9:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/IEX2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. We encourage you to access and review the Proxy Statement prior to voting. Voting Items 1. Election of four directors named in the proxy statement as follows: Class I Nominees (each for a term of three years): 1a. Mark A. Beck 1b. Carl R. Christenson 1c. Katrina L. Helmkamp 1d. Alejandro Quiroz Centeno 2. Advisory vote to approve named executive officer compensation. 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered accounting firm for 2026. Board Recommends For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V87861-P409420